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               Form 8-K for ERGOBILT INC filed on Aug 25 1998

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 18, 1998
                        ---------------------------------
                        (Date of earliest event reported)

                                 ERGOBILT, INC.
               (Exact Name of Registrant as Specified in Charter)

           TEXAS                         0-22077              75-2600529
----------------------------           ------------       -------------------
(State or Other Jurisdiction          (Commission           (IRS Employer
     of Incorporation)                 File Number)       Identification No.)

                              9244 MARKVILLE DRIVE
                               DALLAS, TEXAS 75243
          (Address of Principal Executive Offices, Including Zip Code)

                                 (972) 889-3742
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)





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                                 ERGOBILT, INC.

                                    FORM 8-K

ITEM 4.  RESIGNATION OF REGISTRANT'S CERTIFYING ACCOUNTANT .

         PricewaterhouseCoopers LLP (formerly Coopers & Lybrand LLP, which became PricewaterhouseCoopers LLP ("PwC") on July 1, 1998) resigned as the registrant's independent accountants on August 18, 1998.

         PwC was engaged to audit the registrant's financial statements for its fiscal year ended February 28, 1998. However, PwC has not issued a report on the financial statements of the registrant, as PwC's audit was incomplete. The accountant's report on the financial statements for the fiscal year ended December 31, 1996, issued by KPMG Peat Marwick LLP, contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         Through August 18, 1998, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference in their report, if issued, for the fiscal year ended February 28, 1998.

         From the date of its engagement, through August 18, 1998, PwC advised the registrant of the following reportable events under Regulation S-K item 304(a)(l)(v), which were not resolved at the date of its resignation:

         1. At a meeting, which was initiated by PwC, with certain members of the Board of Directors on June 24, 1998, PwC advised the registrant of the following issues:

                           There were significant internal control deficiencies giving rise to material audit adjustments;

                           The registrant has recorded material amounts of goodwill and a determination has not been made of the amount of impairment, if any, of such goodwill;

                           PwC would need to review the scope and findings of an investigation of the registrant's interim reporting for the fiscal year ended February 28, 1998, and the registrant's response, if any, to such findings. This investigation was being supervised by a law firm, as approved by the registrant's Board of Directors on May 13, 1998. At the date of PwC's resignation, this investigation was incomplete;

                           If PwC were to issue a report on the registrant's financial statements for the fiscal year ended February 28, 1998 the report would contain an explanatory paragraph indicating that there is substantial doubt about the registrant's ability to continue as a going concern.

         2. Additionally, PwC also advised several Board members that as a result of the resignation of the registrant's Chief Financial Officer, it would be unable to obtain the customary "management representation" letter from existing management.

         The registrant has provided PwC with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. A copy of PwC's letter response to this item is attached as an Exhibit to this report.

ITEM 7.       (c) EXHIBITS
                  The exhibits filed as a part of this report are listed on the Index to Exhibits on page 4 of this report, which index is incorporated in this Item 7(c) by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 25, 1998                        ERGOBILT, INC.

                             By: /s/ SCOTT D. HAKALA
                                 --------------------------------
                                 Scott D. Hakala
                                 Director



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                               INDEX TO EXHIBITS


The following exhibit to this report is incorporated herein by reference:

99.1.   Letter response of PricewaterhouseCoopers LLP



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